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                         VANGUARD(R) BALANCED INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 25, 2001


In sampling its target bond index--the Lehman Brothers Aggregate Bond Index--Vanguard Balanced Index Fund has the flexibility to overweight particular types of bonds relative to their representation in the index. This normally involves substituting corporate bonds for government bonds of the same maturity. The corporate substitution strategy increases the Fund's income, but also marginally increases its exposure to credit risk, which is explained in the MORE ON THE FUND--MARKET EXPOSURE section of the prospectus. The Fund limits corporate substitutions to: (i) bonds with less than approximately 4 years' remaining maturity; and (ii) approximately 15% of the Fund's net assets that are invested in bonds. (Approximately 40% of the Fund's total net assets are invested in bonds.)


(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PSCS 052001